SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 21, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       0-22208                                          42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices)   (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

Item 2.02  Results of Operations and Financial Condition

On October 21, 2004, QCR Holdings, Inc. issued a press release announcing its earnings for the third quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

           (a)  Financial Statements of Business Acquired.

                None.

           (b)  Pro Forma Financial Information.

                None.

           (c)  Exhibits.

                99.1   Press Release dated October 21, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                   QCR HOLDINGS, INC.

Dated:  October 21, 2004                           By:  /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer


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